                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 16, 2002
                                                 -------------------------------


                               IKONICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               MINNESOTA                               000-25727                             41-0730027
---------------------------------------- -------------------------------------- -------------------------------------
     (State or other jurisdiction)             (Commission File Number)                    (IRS Employer
           of incorporation                                                             Identification No.)




                 4832 GRAND AVENUE
                 DULUTH, MINNESOTA                                                              55807
---------------------------------------------------------------------------------------------------------------------
     (Address of principal executive offices)                                                 (Zip Code)



Registrant's telephone number, including area code (218) 628-2217
                                                   -----------------------------


                           THE CHROMALINE CORPORATION
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events.
           ------------

                  Effective December 16, 2002, The Chromaline Corporation (the
"Company") changed its name to Ikonics Corporation. No other changes were made to the Company's structure and it continues with the same rights and obligations as it had prior to the name change. The Company is listed on the Nasdaq SmallCap
Market under the ticker symbol IKNX.

Item 7.    Exhibits.
           --------

3.1        Restated Articles of Incorporation, as amended.

3.2        Articles of Merger dated December 12, 2002.




                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          IKONICS CORPORATION



Date:  December 16, 2002                  By /s/   William C. Ulland
                                             ----------------------------------
                                             William C. Ulland
                                               Chairman, Chief Executive Officer
                                               and President





                                       3




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                                  EXHIBIT INDEX


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
No.             Exhibit                                                                      Page
---             -------                                                                      ----
3.1             Restated Articles of Incorporation, as amended.                              Filed Electronically

3.2             Articles of Merger dated December 12, 2002.                                  Filed Electronically